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Exhibit 10.11

                                  Schedule to
                      Form of HCR Leasehold Deed of Trust

                         Recording          Original
                         Principal      Principal/Maximum
    Tenant                 Amount            Amount                Tax ID
    ------                 ------            ------                ------

Financial Care          $113,670.00        $697,948.00           25-1824379
Investors of
Oak Ridge, LLC

Financial Care          $118,260.00        $690,000.00           25-1824380
Investors of
Morristown, LLC